TAMARACK FUNDS TRUST
Tamarack Mid Cap Growth Fund
Tamarack Enterprise Fund
Tamarack Small Cap Core Fund
Tamarack Microcap Value Fund
Tamarack Quality Fixed Income Fund
Tamarack Tax-Free Income Fund
Access Capital Community Investment Fund

     Supplement dated May 13, 2009 to the Prospectus for the Tamarack Fixed Income Funds dated January 28, 2009 (as supplemented April 8, 2009) and to the Statement of Additional Information for the Equity and Fixed Income Funds dated January 28, 2009 (as supplemented March 16, 2009, March 23, 2009 and March 24, 2009)

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

On May 11, 2009, the Board of Trustees of Tamarack Funds Trust unanimously voted to liquidate the Tamarack Tax-Free Income Fund (the “Fund”). This decision was made after careful consideration of the Fund’s operations, asset size and current expenses. Effective on or about May 13, 2009, the Fund will suspend all purchases and exchanges into the Fund other than purchases through dividend reinvestment, in order to facilitate an orderly liquidation on or after June 30, 2009. You may redeem your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions in the ordinary course until the liquidation date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Fund shares prior to the liquidation date, the Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account. As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments. Following liquidation, all references to the Fund are hereby deleted.

If you are invested in the Fund through an IRA account and you do not arrange to redeem your Fund shares prior to the liquidation date, we will place your liquidation proceeds into the Prime Money Market Fund until we receive instructions from you.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact Tamarack Funds Trust at 1-800-422-2766 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM-FI PR & SAI – SUPP 5/13/2009